UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 12, 2021

SOUTHWESTERN ENERGY COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-08246	71-0205415
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10000 Energy Drive

Spring, TX 77389

(Address of principal executive offices)(Zip Code)

(832) 796-1000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.01	SWN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On November 12, 2021, Southwestern Energy Company, a Delaware Corporation (the “Company”), several banks and other financial institutions (collectively, the “Lenders”) and JPMorgan Chase Bank, N.A., in its capacity as administrative agent for the Lenders (the “Administrative Agent”), entered into Amendment No. 11 (the “Amendment”) to that certain Credit Agreement dated as of April 26, 2018 (as amended, the “Credit Agreement”) by and among the Company, the Lenders from time to time party thereto and the Administrative Agent.

The Amendment is entered into in connection with the previously announced Agreement and Plan of Merger, dated as of November 3, 2021 (the “Merger Agreement”), by and among the Company, Mustang Acquisition Company, LLC, GEP Haynesville, LLC (“GEP”) and GEPH Unitholder Rep, LLC, and, among other things, permits certain additional secured and/or unsecured indebtedness to be incurred, including in connection with the acquisition contemplated by the Merger Agreement.

The disclosure contained in this Item 1.01 does not purport to be a complete description of the Amendment and is qualified in its entirety by reference to the Amendment that is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

The information set forth in Item 1.01 is incorporated into this Item 2.03 by reference.

Item 9.01 Financial Statements and Exhibits.

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amendment No. 11 to Credit Agreement, dated November 12, 2021, among Southwestern Energy Company, the lenders party thereto and JP Morgan Chase Bank, N.A., as administrative agent for the lenders

104	Cover Page Interactive Date File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHWESTERN ENERGY COMPANY
Registrant

Dated: November 12, 2021	By:	/s/ CHRIS LACY
Name: Chris Lacy
Title: Vice President, General Counsel and Secretary